UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 1, 2020

Commission File Number:  000-21660

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)

2002 Papa Johns Boulevard
Louisville, Kentucky  40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of an Amendment to the Severance Pay Plan

On December 1, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Papa John’s International, Inc. (the “Company”) approved Amendment No. 2 to the Company’s existing Severance Pay Plan (the “Amendment”), effective January 1, 2021. The Severance Pay Plan covers the severance benefits payable to the Company’s employees (including its officers) in connection with a qualifying termination (other than the Chief Executive Officer, whose severance benefits are set forth in a separate employment agreement with the Company).

Pursuant to the Amendment, employees with the title of Senior Vice President or higher who are members of the Company’s Executive Leadership Team will receive a severance benefit in the event of termination without cause equivalent to twelve months of base salary and twelve months of COBRA coverage continuation benefits, from a previous benefit of nine months. In addition, employees with the title of Senior Vice President or higher who are not members of the Company’s Executive Leadership Team will receive a severance benefit in the event of termination without cause equivalent to nine months of base salary and nine months of COBRA coverage continuation benefits, from a previous benefit of six months.

The remaining terms and conditions of the Severance Pay Plan are unchanged and remain in place. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit
Number	Description

10.1	Papa John’s International, Inc. Amendment No. 2 to Severance Pay Plan.
104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN'S INTERNATIONAL, INC.

Date: December 7, 2020	/s/ Rob Lynch
Rob Lynch
President and CEO